UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2026

Sports Entertainment Gaming Global Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38508	No. 81-1996183
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5049 Edwards Ranch Rd., 4th Floor Fort Worth, Texas	76109
(Address of Principal Executive Offices)	(Zip Code)

(737) 787-3798

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SEGG	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $2,300.00	LTRYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 16, 2026, Sports Entertainment Gaming Global Corporation, a Delaware corporation (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain institutional investors (the “Purchasers”), pursuant to which the Company agreed to issue and sell to the Purchasers unsecured convertible promissory notes (the “Notes”) in an aggregate initial principal (face) amount of up to $11,764,705.88. The Notes are being offered and sold in a private placement transaction pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder.

The Notes will be issued in multiple tranches as follows: (i) an initial tranche (the “Initial Tranche”) in an aggregate face amount of $3,529,411.76, to be funded upon execution of the transaction documents; (ii) a second tranche in an aggregate face amount of $588,235.29, to be funded upon filing of the Registration Statement; (iii) a third tranche in an aggregate face amount of $1,764,705.88, to be funded upon effectiveness of the Registration Statement; and (iv) subsequent tranches of up to $5,882,352.94 face value in the aggregate, which may be funded until December 31, 2026 upon mutual agreement between the Purchasers and the Company. Each Note is being sold at a fifteen percent (15%) original issue discount (“OID”) to the applicable face value.

Each Note bears interest at a rate of twelve percent (12%) per annum. Each Note matures twenty-four (24) months from its respective issuance date. The Notes are convertible, at any time after the applicable issuance date, at the option of the holder, into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a conversion price equal to the lower of (i) the closing sale price of the Common Stock on the applicable issuance date and (ii) 95% of the lowest daily volume-weighted average price (“VWAP”) of the Common Stock during the five (5) consecutive trading day period ending and including the trading day immediately preceding the applicable conversion date, subject to a floor price equal to 20% below the closing sale price of the Common Stock on the applicable issuance date (the “Floor Price”). In the event the conversion price on any conversion date is less than the Floor Price, the Company will issue shares at the Floor Price and pay the holder the difference in cash. The Notes are subject to a beneficial ownership limitation of 4.99%, which may be increased by the holder to up to 9.99% upon written notice to the Company.

The Purchase Agreement contains customary representations, warranties, and covenants of the Company and the Purchasers. The Notes contain customary covenants, including maintenance of properties, intellectual property, and insurance and restrictions on redemptions. The Notes also include customary events of default.

In connection with the offering, the Company entered into a Placement Agency Agreement, dated March 16, 2026, by and between the Company and Dawson James Securities, Inc., as placement agent (the “Placement Agent”), pursuant to which the Placement Agent agreed to act as the exclusive placement agent for the Company in connection with the offering and sale of the Notes. In consideration for the foregoing, the Company has agreed to pay customary placement fees to the Placement Agent and has also agreed to reimburse certain expenses of the Placement Agent incurred in connection with the Private Placement.

Concurrently with the Purchase Agreement, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Purchasers, pursuant to which the Company agreed to file a registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) registering the resale of the shares of Common Stock issuable upon conversion of the Notes (the “Conversion Shares”) within ten (10) business days following the date of the Registration Rights Agreement (the “Filing Date”). The Company is required to use commercially reasonable efforts to cause the Registration Statement to be declared effective within forty-five (45) calendar days following the date of the Registration Rights Agreement (or seventy-five (75) calendar days in the event of a “full review” by the Commission).

The foregoing descriptions of the Purchase Agreement, the Notes, the Registration Rights Agreement, and the Placement Agency Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Purchase Agreement, the form of Note, the Registration Rights Agreement, and the Placement Agency Agreement, copies of which are filed as Exhibits 10.1, 10.2, 10.3, and 1.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the issuance of the Notes is incorporated herein by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth above in Item 1.01 of this Current Report on Form 8-K, to the extent applicable, is incorporated herein by reference.

As described in Item 1.01 above, on March 16, 2026, the Company entered into the Purchase Agreement with the Purchasers and issued the Initial Tranche Note in an aggregate original principal amount of $3,529,411.76. The Notes are convertible into shares of Common Stock. The issuance and sale of the Notes and the Conversion Shares issuable upon conversion thereof were not registered under the Securities Act, in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. Each Purchaser represented to the Company that it is an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act or a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. The Company did not engage in any form of general solicitation or general advertising in connection with the offering.

Neither the Notes nor the Conversion Shares have been registered under the Securities Act or applicable state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description.
1.1	Placement Agency Agreement, dated March 16, 2026, by and between Sports Entertainment Gaming Global Corporation and Dawson James Securities, Inc.
10.1	Securities Purchase Agreement, dated March 16, 2026, by and between Sports Entertainment Gaming Global Corporation and the Purchasers.
10.2	Form of Convertible Promissory Note
10.3	Registration Rights Agreement, dated March 16, 2026, by and between Sports Entertainment Gaming Global Corporation and the Purchasers.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sports Entertainment Gaming Global Corporation

By:	/s/ Robert J. Stubblefield
Name:	Robert J. Stubblefield
Title:	Interim Chief Executive Officer

March 17, 2026